                                                                   Exhibit 10.22


           AMENDMENT NO. 7 TO REVOLVING CREDIT AND SECURITY AGREEMENT,
                               WAIVER AND CONSENT

         THIS AMENDMENT NO. 7 TO REVOLVING CREDIT AND SECURITY AGREEMENT, WAIVER AND CONSENT (this "Amendment") is made and entered into as of July 22, 2004, between MasTec, Inc., a Florida corporation ("MasTec"), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders") and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                                    RECITALS:

         The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002 (as amended and in effect on the date hereof, the "Loan Agreement"), pursuant to which the Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of the Borrowers.

         The Borrowers have requested that the Lenders agree to amend the Loan Agreement to, among other things, amend the financial covenants set forth in
Section 11.1 of the Loan Agreement.

         The Borrowers have informed the Administrative Agent and the Lenders that certain Defaults exist under the Loan Agreement by reason of the following (collectively, the "Designated Defaults"): (i) the Borrowers' failure to deliver timely to the Administrative Agent and the Lenders the Borrowers' unaudited financial statements for the fiscal month and the Fiscal Year ended December 31, 2003, the Borrowers' audited financial statements for the Fiscal Year ended December 31, 2003, and the Borrowers' unaudited financial statements for the fiscal months ended January 31, 2004, February 29, 2004, March 31, 2004, April 30, 2004 and May 31, 2004, in each case as required by Section 10.1 of the Loan Agreement (collectively, the "Financial Statement Defaults"); and (ii) the dissolution of GMR Telecom, L.L.C., a Virginia limited liability company. The Borrowers have further requested that the Lenders waive the Designated Defaults.

         The Borrowers have further requested that the Lenders (a) consent to the filing of a petition in bankruptcy in Brazil by, and the resulting liquidation in bankruptcy of, MasTec Brasil, S.A. and (b) evidence in writing the Lenders' consent to the prepayment in full by one or both of the Canadian Entities of the entire unpaid principal balance of and all accrued and unpaid interest on the Debt owing by the Canadian Entities to The Bank of Nova Scotia ("ScotiaBank") under those certain loan agreements entered into between ScotiaBank and the Canadian Entities, which prepayments were made in April, 2004, as disclosed in advance to the Administrative Agent and the Lenders, in an aggregate amount not in excess of $2,200,000 (the "Requested Consents").

          Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement, to waive the Designated Defaults and to grant the Requested Consents.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. Subject to the provisions of Section 5 of this Amendment, the Loan Agreement is hereby amended as follows:

          (a) By deleting the definition of "DirecTV Concentration Percentage" set forth in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

                 "DIRECTV CONCENTRATION PERCENTAGE" means 20%, or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time.

         (b) By deleting Section 8.7(a) of the Loan Agreement and by substituting the following new Section 8.7(a) in lieu thereof:

         Section 8.7 OWNERSHIP AND DEFENSE OF TITLE.

                  (a) Except for Permitted Liens, the Borrowers shall be or shall cause another Loan Party to be at all times the sole owners or lessees of each and every item of Collateral and shall not create nor permit any other Loan Party to create any lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except for (i) sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers, (ii) sales of the Real Estate described in column 3 on ANNEX D, (iii) sales of Inventory other than in the ordinary course of business and of Equipment and other capital assets (other than the Real Estate described in clause (ii) above) having an aggregate value (determined at the higher of net book value and fair market value) not to exceed $5,000,000 (or 100% of the capital stock of a Subsidiary, the value of all assets of which (determined at the higher of net book value and fair market value) does not exceed $5,000,000) in any Fiscal Year, (iv) sales during the period commencing on the Amendment No. 5 Effective Date and ending on June 30, 2004, of excess or obsolete Equipment no longer used or useful in the business of the Borrowers having an aggregate net book value not to exceed $7,000,000, (v) sales during Fiscal Year 2004 (in addition to sales of Equipment or other capital assets during Fiscal Year 2004 permitted under clauses (iii) and (iv) above) of excess or obsolete Equipment no longer used or useful in the business of the Borrowers having an aggregate value (determined at the higher of net book value and fair market value) not to exceed $1,000,000, and (v) dispositions that are otherwise expressly permitted under this Agreement, any Security Document, or any Subsidiary Security Agreement.

         (c) By deleting Section 8.12(g) of the Loan Agreement and by substituting the following new Section 8.12(g) in lieu thereof:

                  (g) ADDITIONAL INFORMATION. If, at any time, the Administrative Agent requests that the Borrowers deliver the schedules and certificates described in SECTIONS 8.12(A),

         (B), (C), (D) and (F) more or less often, on different schedules or in greater or less detail than specified in such Sections, the Borrowers will comply with such requests. The Borrowers will also furnish to the Administrative Agent and each Lender such other information with respect to the Collateral or any Borrower's financial condition or results of operations as the Administrative Agent or any Lender may from time to time reasonably request.

         (d) By adding the following proviso immediately before the period at the end of Section 9.1 of the Loan Agreement:

                  ; PROVIDED, that any Foreign Subsidiary (other than a Canadian Entity) may be dissolved, liquidated or wound up pursuant to the applicable provisions of the laws of such Foreign Subsidiary's jurisdiction of organization so long as (a) the Administrative Agent shall have received, not less than 10 Business Days prior to the effective date of any such dissolution, liquidation or winding up, each document prepared by or on behalf of any Loan Party relating to such dissolution, liquidation or winding up, together with such other documents as may be reasonably requested by the Administrative Agent (including, without limitation, legal opinions of counsel to such Foreign Subsidiary or the Loan Parties), and (b) the Administrative Agent shall be satisfied, in its sole discretion, that, and shall have received a certificate of the chief executive officer of MasTec or of a Financial Officer to the effect that, any such dissolution, liquidation or winding up could not reasonably be expected to (i) have an adverse effect upon the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of any Loan Party, (ii) have an adverse effect upon the value of the whole or any material part of the Collateral, the Liens of the Administrative Agent with respect to the Collateral or the priority of any such Liens, (iii) materially impair the ability of any Loan Party to perform its obligations under this Agreement or any of the other Loan Documents, including repayment of any of the Secured Obligations when due, or (iv) materially impair the ability of the Administrative Agent or any Lender to enforce or collect the Secured Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law, in each case prior to the effective date of such dissolution, liquidation or winding up.

         (e) By deleting Sections 10.1(a) and (b) and by substituting the following new Sections 10.1(a) and (b) in lieu thereof:

                  (a) AUDITED YEAR-END STATEMENTS. As soon as available, but in any event within 90 days after the end of each Fiscal Year (or, in the case of the Fiscal Year ending December 31, 2003, not later than July 29, 2004), copies of the consolidated balance sheet of MasTec and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows of MasTec and its Consolidated Subsidiaries for such Fiscal Year, and the consolidating balance sheets and related consolidating statements of income and cash flows for MasTec's NAOperations (in the aggregate) and, for so long as such Persons exist, for MasTec Brasil and all other Subsidiaries taken together, in each case setting forth in comparative form the figures for the previous Fiscal Year, and, as to such consolidated financial statements, reported on, without qualification, by Ernst & Young LLP or other "Big Four" independent certified public accountants;

                   (b) MONTHLY FINANCIAL STATEMENTS. As soon as available after the end of each fiscal month, but in any event within 45 days after the end of each month ending on or prior to September 30, 2004 (or, in the case of the fiscal months ending December 31, 2003, January 31, 2004, February 29, 2004, March 31, 2004 and April 30, 2004, not later than July 15, 2004, and of the fiscal month ending May 31, 2004, no later than July 27, 2004) and thereafter within 30 days after the end of each month (or 45 days after the end of any such month that is the last month of a Fiscal Quarter), copies of the unaudited consolidated balance sheet of MasTec and its Consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and cash flows for MasTec and its Consolidated Subsidiaries and the consolidating balance sheets and related consolidating statements of income and cash flows for MasTec's NAOperations (in the aggregate) and, for so long as such Persons exist, for MasTec Brasil and all other Subsidiaries taken together, for such month and for the portion of the Fiscal Year through such month, certified by a Financial Officer as presenting fairly the financial condition and results of operations of MasTec and its Consolidated Subsidiaries and MasTec's NAOperations (subject to normal year-end audit adjustments) for the applicable period(s); all such financial statements to be complete and correct in all material respects and prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of notes and for the effect of normal year-end audit adjustments and all audit adjustments for the Fiscal Year ended December 31, 2003, that affect the fiscal months ending January 31, 2004, February 29, 2004 and March 31, 2004 shall be reflected in the March 31, 2004 financial statements) applied consistently throughout the periods reflected therein; and

         (f) By deleting Sections 11.1 (a) and (b) and by substituting the following new Sections 11.1(a) and (b) in lieu thereof:

                  (a) TANGIBLE NET WORTH. Permit consolidated Tangible Net Worth of MasTec's NAOperations at any time on or after April 1, 2004, to be less than the sum of (i) $62,000,000, PLUS (ii) an amount equal to 50% of consolidated Net Income (but without deduction for any Net Loss) of MasTec's NAOperations for the period from April 1, 2004, through the date of determination, treated as a single accounting period.

                  (b) FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio to be less than the ratio set forth below for the period corresponding thereto:

                   Period                                      Ratio
                   ------                                      -----

                  The 2-calendar month period ending          1.00 to 1.00
                  on May 31, 2004

                  The 3-calendar month period ending          1.50 to 1.00
                  on June 30, 2004

                  The 4-calendar month period ending          1.75 to 1.00
                  on July 31, 2004

                  The 5-calendar month period ending          1.75 to 1.00
                  on August 31, 2004

                  The 6-calendar month period ending          1.75 to 1.00
                  on September 30, 2004

                  The 7-calendar month period ending          2.00 to 1.00
                  on October 31, 2004

                  The 8-calendar month period                 2.00 to 1.00
                  ending on November 30, 2004

                  The 9-calendar month period                 2.00 to 1.00
                  ending on December 31, 2004

                  The 10-calendar month period                2.00 to 1.00
                  ending on January 31, 2004

                  The 11-calendar month period                2.00 to 1.00
                  ending on February 28, 2005

                  The 12-month period ending                  2.00 to 1.00
                  on March 31, 2005, and each
                  12-month period ending on
                  the last day of each calendar month
                  thereafter

         3. LIMITED WAIVER OF DESIGNATED DEFAULTS. Subject to the provisions of
Section 5 of this Amendment, the Administrative Agent and the Lenders hereby waive the Designated Defaults in effect on the date hereof. In no event shall the foregoing waiver be deemed to constitute a waiver of (i) any Default or Event of Default that may exist on the date of this Amendment (other than the Designated Defaults) or (ii) the Borrowers' respective obligations to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Agreement and the other Loan Documents on and after the date hereof.

         4. LIMITED CONSENT. Subject to the provisions of Section 5 of this Amendment, the Administrative Agent and the Lenders hereby grant the Requested Consents.

         5. CONDITIONS TO EFFECTIVENESS. The provisions of paragraphs (b) and
(f) of Section 2 of this Amendment shall become effective as of December l, 2003, and the provisions of paragraphs (a), (c), (d) and (e) of Section 2 and of Sections 3 and 4 of this Amendment shall become effective as of the date hereof, in each case on the date (the "Amendment No. 7 Effective Date") on which the Administrative Agent shall have received on or before July 29, 2004: (a) a fee in the amount of $437,500 for the Ratable account of the Lenders, which fee is earned on the date hereof and is not subject to refund or rebate of any kind whatsoever, and (b) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

                  (i) this Amendment duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent;

                  (ii) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since the last date on which such documents were last delivered to the Lenders), all corporate or company action, including shareholders' or members' approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

                  (iii) a certificate of the chief executive officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, after giving effect to the Amendment and to the revised Schedules to the Loan Agreement delivered therewith,

                           (A) all of the representations and warranties made or
                  deemed to be made under the Loan Agreement are true and correct on and as of the Amendment No. 7 Effective Date, and

                           (B) no Default or Event of Default exists;

                  and the Administrative Agent shall be satisfied as to the truth and accuracy thereof;

                  (iv) MasTec's annual report on Form 10-K for its Fiscal Year ended December 31, 2003, as filed with the Securities and Exchange Commission, which annual report shall include financial statements for MasTec and its Consolidated Subsidiaries that are reported on, without qualification, by Ernst & Young LLP and are identical in all material respects to the financial statements most recently delivered to the Administrative Agent and the Lenders;

                  (v) evidence satisfactory to the Administrative Agent in its sole discretion of the payment in full of all of the Debt outstanding under the ScotiaBank Loan Agreements on or prior to the Amendment No. 7 Effective Date; and

                  (vi) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

         6. ESTABLISHMENT OF ADDITIONAL RESERVE. The Borrowers hereby acknowledge and agree that, in consideration of the modifications effected by this Amendment, the Administrative Agent will establish an Additional Reserve against the Borrowing Base in the amount of $3,225,000. Such new Additional Reserve shall continue in effect during the period commencing on the date hereof and ending on the date of the Administrative Agent's and the Lenders' receipt of the Borrowers' unaudited financial statements and the related officer's certificate for any fiscal month ending on the last day of a Fiscal Quarter on or after September

30, 2004, that (i) satisfy the respective requirements of Sections 10.1(b) and
10.3 of the Loan Agreement, (ii) reflect the Borrowers' compliance with the requirements of Sections 11.1 (as amended by this Amendment), 11.2, 11.4 and
11.5 of the Loan Agreement and the absence of any other Default or Event of Default, in each case as at the end of such fiscal month, and (iii) reflect Borrowers' maintenance of an Fixed Charge Coverage Ratio of not less than 2.00 to 1.00 during each of the 2 consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter. Nothing in the foregoing shall limit or restrict in any way the right of the Administrative Agent to change the amount or the period of effectiveness of such new Additional Reserve or to establish, change and otherwise employ any other Additional Reserve or any other reserve from time to time in the exercise of its reasonable credit judgment.

         7. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

                  (a) AUTHORIZATION OF AGREEMENTS. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

                  (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                           (i) require any Governmental Approval that has not
                  been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

                           (ii) conflict with, result in a breach of or
                  constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders' or members' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

                           (iii) result in or require the creation or imposition
                  of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         8. EFFECT OF AMENDMENT. From and after the Amendment No. 7 Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         9. BREACH OF AMENDMENT. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

         10. COUNTERPART EXECUTION; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. FURTHER ASSURANCES. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         14. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         15. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         16. RELEASE OF CLAIMS. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT AND THE LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER.

         17. EXPENSES OF ADMINISTRATIVE AGENT. The Borrowers agree to pay, ON DEMAND, all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

                                 FLEET CAPITAL CORPORATION,
                                 as the Administrative Agent and as a Lender



                                 By: /s/ Dennis S. Losin
                                     -------------------------------------------
                                     Name: Dennis S. Losin
                                           -------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------


                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 as a Lender


                                 By: /s/ Dan Denton
                                     -------------------------------------------
                                     Name: Dan Denton
                                           -------------------------------------
                                     Title: Director
                                            ------------------------------------


                                 LASALLE BUSINESS CREDIT, LLC,
                                 SUCCESSOR IN INTEREST TO LASALLE BUSINESS
                                 CREDIT, INC., as a Lender



                                 By: /s/ Douglas Colletti
                                     -------------------------------------------
                                     Name: Douglas Colletti
                                           -------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------


                                 JPMORGAN CHASE BANK, as a Lender



                                 By: /s/ Jeffrey S. Ackerman
                                     -------------------------------------------
                                     Name: Jeffrey S. Ackerman
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                 PNC BANK, NATIONAL ASSOCIATION, as a Lender



                                 By: /s/ Alex M. Council
                                     -------------------------------------------
                                     Name: Alex M. Council
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                 BORROWERS:

                                 MASTEC, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 CHURCH & TOWER, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 CHURCH & TOWER  ENVIRONMENTAL, INC.


                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 CRUZ-CELL, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 DRESSER/AREIA CONSTRUCTION, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer

                                 FLAIRE INCORPORATED



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC INTEGRATION SYSTEMS, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC NETWORK SERVICES, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC NORTH AMERICA, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC TELCOM & ELECTRICAL SERVICES, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 PHASECOM AMERICA, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer

                                 PROTEL IND., INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 RENEGADE OF IDAHO, INC.

                                 By:    /s/ Austin Shanfelter
                                      --------------------------------
                                       Austin Shanfelter
                                       President and Chief Executive Officer


                                 S.S.S. CONSTRUCTION, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 UPPER VALLEY UTILITIES CORP.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 WILDE HOLDING CO., INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer



                                 WILDE ACQUISITION CO., INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer

                                 NORTHLAND CONTRACTING, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 WILDE OPTICAL SERVICE, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC REAL ESTATE HOLDINGS, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC OF TEXAS, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer



                                 MASTEC CONTRACTING COMPANY, INC.


                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer

                                 MASTEC MINNESOTA, SW, LLC



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer
                                     of MasTec Services Company, Inc.,
                                     Sole Member


                                 MASTEC SERVICES COMPANY, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC ASSET MANAGEMENT COMPANY, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC TC, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer


                                 MASTEC FC, INC.



                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer

                                 STACKHOUSE REAL ESTATE
                                       HOLDINGS, INC.


                                 By: /s/ Austin Shanfelter
                                     -------------------------------------------
                                     Austin Shanfelter
                                     President and Chief Executive Officer